UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2025
__________________

Commission File Number: 333-141703-02	Commission File Number: 000-23108	Commission File Number: 333-205455
DISCOVER CARD EXECUTION NOTE TRUST (Exact name of issuing entity in respect of the notes as specified in charter)	DISCOVER CARD MASTER TRUST I (Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	DISCOVER FUNDING LLC (Exact name of depositor as specified in charter)
Delaware
(State or jurisdiction of
incorporation or organization
of the issuing entity)

c/o Discover Funding LLC
800 Prides Crossing
Suite 100
Newark, Delaware
19713

(Address of principal executive offices of the issuing entity)

Delaware
(State or jurisdiction of
incorporation or organization
of the issuing entity)

c/o Discover Funding LLC
800 Prides Crossing
Suite 100
Newark, Delaware
19713

(Address of principal executive offices of the issuing entity)
Delaware (State or jurisdiction of incorporation or organization of the depositor) 800 Prides Crossing Suite 100 Newark, Delaware 19713 (Address of principal executive offices of the depositor)
________________

47-4047337
(IRS Employer Identification No. of
the depositor)
__________________

CAPITAL ONE, NATIONAL ASSOCIATION
(Exact name of the sponsor as specified in its charter)
__________________

National banking association (State or jurisdiction of incorporation or organization of the sponsor)	1680 Capital One Drive, McLean, Virginia (Address of Principal Executive Office)	22102 (Zip Code)

(302) 323-7315
(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01    Other Events

Prior to January 1, 2016, Discover Bank, predecessor to Capital One, National Association ("CONA"), securitized the receivables (the "Receivables") arising in a subset of the Discover card accounts (such subset,the "Accounts") that it owned by transferring the Receivables directly to Discover Card Master Trust I (the “Trust”) pursuant to a pooling and servicing agreement. Prior to January 1, 2016, the parties to the pooling and servicing agreement referred to above amended and restated that pooling and servicing agreement to provide for, among other things, the substitution of Discover Funding LLC (“Discover Funding”) in the place of Discover Bank, in its capacity as Seller (now referred to as the Transferor) under the amended and restated pooling and servicing agreement.

On and after January 1, 2016 but prior to May 18, 2025 (the “Merger Date”), Discover Bank sold the Receivables arising in the Accounts that it owned to Discover Funding pursuant to a receivables sale and contribution agreement and Discover Funding securitized the Receivables arising the Accounts by transferring the Receivables to Master Trust pursuant to the amended and restated pooling and servicing agreement referred to above.

On the Merger Date, the parties to the receivables sale and contribution agreement referred to above amended and restated that receivables sale and contribution agreement, and the parties to the amended and restated pooling and servicing agreement referred to above further amended and restated the pooling and servicing agreement, to provide for, among other things, the substitution of CONA, as successor by merger, in the place of Discover Bank. As a result, on and after the Merger Date, CONA sells the Receivables arising in the Accounts that it owns to Discover Funding pursuant to the amended and restated receivables sale and contribution agreement and Discover Funding continues to securitize the Receivables arising in the Accounts by transferring the Receivables to Master Trust pursuant to the further amended and restated pooling and servicing agreement.

Capitalized terms used in this Item 8.01 and not defined herein shall have the meanings given to them in the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of May 18, 2025, which was filed as Exhibit 4.1.3 to a Current Report on file Form 8-K, filed with the SEC by Discover Funding on May 20, 2025.

The tables set forth in Sections A and B below summarize the trust portfolio by various criteria as of the date specified therein.

As of June 30, 2025, the Receivables in the Accounts designated for the Trust totaled $27,789,076,349.48 and the total number of Accounts was 12,454,735. Also, as of June 30, 2025, the average account balance was $3,442 (using 8,072,603 active accounts designated for the Trust for which cardmembers had a balance, a monetary transaction, or authorization within the past month) and the average credit limit was $14,298.

A.    Current Composition and Distribution of the Accounts

In this Section A, we have set forth additional information below about the Accounts that are designated for the Trust.

Geographic Distribution. As of June 30, 2025, the following nine states had the largest Receivables balances and comprised over 50% of the Receivables:

State	Percentage of Total Receivables
Texas	8.74%
California	7.50%
Florida	6.28%
New York	6.26%
Illinois	5.67%
Pennsylvania	5.55%
Ohio	4.43%
New Jersey	3.57%
Georgia	2.95%
Other States	49.05%
Total	100.00%

Since the largest amounts of outstanding Receivables were with cardmembers whose billing addresses were in Texas, California, Florida, New York, Illinois, Pennsylvania, Ohio, New Jersey, and Georgia, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the Receivables.

Credit Limit Information. As of June 30, 2025, the Accounts had the following credit limits:

Credit Limit	Receivables Outstanding ($000’s)	Percentage of Total Receivables	Number of Accounts	Percentage of Total Accounts
Less than or equal to $5,000.00	$391,112	1.41%	1,038,216	8.34%
$5,000.01 to $10,000.00	$1,861,702	6.70%	2,318,721	18.62%
$10,000.01 to $15,000.00	$4,615,372	16.61%	4,058,203	32.58%
Over $15,000.00	$20,920,890	75.28%	5,039,595	40.46%
Total	$27,789,076	100.00%	12,454,735	100.00%

Account Balance Information. As of June 30, 2025, the Accounts had the following balances:

Account Balance	Receivables Outstanding ($000’s)	Percentage of Total Receivables	Number of Accounts	Percentage of Total Accounts
Credit Balance	$(35,769)	-0.13%	333,938	2.68%
No Balance	$0	0.00%	4,902,831	39.36%
$0.01 to $5,000.00	$6,283,370	22.61%	5,484,493	44.04%
$5,000.01 to $10,000.00	$5,728,321	20.62%	796,796	6.40%
$10,000.01 to $15,000.00	$5,233,595	18.83%	425,096	3.41%
Over $15,000.00	$10,579,559	38.07%	511,581	4.11%
Total	$27,789,076	100.00%	12,454,735	100.00%

Seasoning. As of June 30, 2025, 100.00% of the Accounts were at least 60 months old. The ages of the Accounts as of June 30, 2025 were distributed as follows:

Age of Accounts	Percentage of Total Accounts	Percentage of Total Receivables
Less than 12 Months	0.00%	0.00%
12 to 23 Months	0.00%	0.00%
24 to 35 Months	0.00%	0.00%
36 to 47 Months	0.00%	0.00%
48 to 59 Months	0.00%	0.00%
60 Months and Greater	100.00%	100.00%
Total	100.00%	100.00%

Delinquency Information. As of June 30, 2025, the Accounts in the Trust had the following delinquency statuses:

Delinquency Status	Receivables Outstanding ($000’s)	Percentage of Total Receivables
Total Receivables	$27,789,076	100.00%

Receivables Delinquent:
30 to 59 Days	$141,512	0.51%
60 to 89 Days	$100,034	0.36%
90 to 119 Days	$81,440	0.30%
120 to 149 Days	$69,802	0.25%
150 to 179 Days	$67,541	0.24%
180 Days and Greater	$0	0.00%
Total Delinquent	$460,329	1.66%

Delinquency Status	Number of Accounts	Percentage of Total Accounts
Total Accounts	12,454,735	100.00%

Accounts Delinquent:
30 to 59 Days	15,366	0.12%
60 to 89 Days	10,502	0.09%
90 to 119 Days	7,427	0.06%
120 to 149 Days	6,321	0.05%
150 to 179 Days	6,026	0.05%
180 Days and Greater	0	0.00%
Total Delinquent	45,642	0.37%

Distribution of the Accounts by FICO® Score.  A FICO® score is a measurement derived from a proprietary credit scoring method owned by Fair Isaac Corporation to determine the likelihood that credit users will pay their bills. Although Fair Isaac Corporation discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO® scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, CONA uses a FICO® score as reported by one particular credit bureau. Therefore, certain FICO® scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® score used by CONA. FICO® scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair Isaac Corporation.

FICO® scores are based on independent, third-party information, the accuracy of which we cannot verify. CONA does not use standardized credit scores, such as a FICO® score, alone to determine the credit limit or other terms that are approved or applied on an account. Rather, a FICO® score is one of many factors used by CONA to assess an individual’s credit and default risk prior to initially approving an account or changing the terms of an account. To the extent available, FICO® scores are generally obtained at origination of the account and monthly or quarterly thereafter. Because the composition of the Accounts designated for the Trust may change over time, this table is not necessarily indicative of FICO® scores at origination of the Accounts or the composition of the accounts in the Trust at any specific time thereafter.

The following table reflects the Receivables as of June 30, 2025, and the composition of Accounts by FICO® score as refreshed during June 2025:

FICO® Credit Score Range(1)	Receivables Outstanding ($000)	Percentage of Total Receivables
No Score	$16,940	0.06%
Less than 600	$762,099	2.74%
600 to 659	$1,590,291	5.72%
660 to 719	$6,690,657	24.08%
720 and above	$18,729,089	67.40%
Total	$27,789,076	100.00%

(1)FICO® is federally registered service mark of Fair Isaac Corporation.

B.     Payment and Balance Reduction Rates

In this Section B, we have set forth additional information regarding payment and other balance reduction experience of the Accounts for the noted periods.

Minimum Monthly Payment and Full Balance Payment Rates.  CONA calculates the monthly rate of cardmembers that made payments equal to the contractual monthly minimum payment due (but less than full payment), and the monthly rate of cardmembers that paid the full balance per their statement as a percentage of the total Accounts in each case as of the beginning of the month. The rates below are the monthly rates for the Accounts as of the month ended June 30, 2025.

Month Ended June 30, 2025
Minimum Monthly Payment Rate	5.61%
Full Balance Payment Rate	26.30%

Balance Reductions.  The Accounts designated for the Trust may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. As of the six months ended June 30, 2025, the average monthly balance reduction rate for the Accounts designated for the Trust attributable to such refunds, returns and cardmember fraud was 0.76%.

C.     Static Pool Information

Although we have previously provided static pool information (delinquency rates, charge-off rates, payment rates and yield) regarding the historical performance of the receivables for the Accounts based on the date of their origination, we are not providing such information in this filing because 100% of the Accounts are now 60 or more months past the date on which they were originated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 15, 2025

Discover Funding LLC
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

By: /s/ Patricia S. Hall
Name: Patricia S. Hall
Title: Vice President, Chief Financial Officer and Treasurer